THIRD QUARTER 2013 | EARNINGS CONFERENCE CALL

2 FORWARD-LOOKING STATEMENTS The following information contains forward-looking statements, including forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements concerning Colfax's plans, objectives, expectations and intentions and other statements that are not historical or current facts. Forward- looking statements are based on Colfax's current expectations and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. Factors that could cause Colfax's results to differ materially from current expectations include, but are not limited to, factors detailed in Colfax's reports filed with the U.S. Securities and Exchange Commission including its 2012 Annual Report on Form 10-K under the caption “Risk Factors”. In addition, these statements are based on a number of assumptions that are subject to change. This presentation speaks only as of this date. Colfax disclaims any duty to update the information herein.

Q3 2013 RESULTS

4 Q3 2013 HIGHLIGHTS • Adjusted net income of $64.1 million ($0.56 per share) compared to $40.7 million ($0.33 per share) in Q3 2012, which include non-cash gains of $0.04 and $0.03 related to adjustments to deferred tax balances for Q3 2013 and Q3 2012, respectively • Net sales of $1.01 billion, an increase of 6.3% from Q3 2012 net sales of $954.4 million (an organic increase of 3.0%) • Adjusted operating income of $112.2 million compared to $85.3 million in Q3 2012 • Third quarter gas- and fluid-handling orders of $533.3 million compared to orders of $443.8 million in Q3 2012, an increase of 20.2% (an organic increase of 16.4%) • Gas- and fluid-handling backlog of $1.45 billion at period end

5 YEAR TO DATE 2013 HIGHLIGHTS • Adjusted net income of $159.7 million ($1.41 per share) compared to $109.3 million ($0.92 per share) in the nine months ended September 28, 2012 • Net sales of $3.04 billion, an increase of 5.2% from the nine months ended September 28, 2012 net sales of $2.89 billion (an organic increase of 0.1%) • Adjusted operating income of $307.0 million compared to $245.9 million in the nine months ended September 28, 2012 • Gas- and fluid-handling orders of $1.51 billion compared to orders of $1.48 billion in the nine months ended September 28, 2012, an increase of 2.6%

GAS AND FLUID HANDLING

7 GAS AND FLUID HANDLING Q3 2013 HIGHLIGHTS • Net sales of $511.4 million compared to Q3 2012 net sales of $464.9 million in Q3 2012 (an organic increase of 7.5%) • Adjusted segment operating income of $68.0 million and adjusted segment operating income margin of 13.3% – Improvement over Q3 2012 of 220 basis points • Third quarter orders of $533.3 million compared to $443.8 million in Q3 2012, an increase of 20.2% (an organic increase of 16.4%) • Backlog of $1.45 billion at period end

8 GAS AND FLUID HANDLING YTD 2013 HIGHLIGHTS • Net sales of $1.45 billion compared to net sales of $1.39 billion in the nine months ended September 28, 2012, an increase of 4.8% (an organic increase of 3.3%) • Adjusted segment operating income of $182.1 million and adjusted segment operating income margin of 12.5% • Orders of $1.51 billion compared to $1.48 billion in the nine months ended September 28, 2012, an increase of 2.6%

9 ORDERS AND BACKLOG $443.8 $533.3 $1,475.7 $1,513.6 $0.0 $200.0 $400.0 $600.0 $800.0 $1,000.0 $1,200.0 $1,400.0 $1,600.0 Q3 2012 Q3 2013 YTD 2012 YTD 2013 $0.00 $200.00 $400.00 $600.00 $800.00 $1,000.00 $1,200.00 $1,400.00 $1,600.00 ORDERS BACKLOG(1) (1) Backlog data for the periods prior to Q1 2012 are presented on a proforma basis. Note: Dollars in millions (unaudited). $1.39B QTD YTD Existing Businesses 16.4% (0.2)% Acquisitions 1.5% 3.1 % FX Translation 2.3% (0.3)% Total Growth 20.2% 2.6% $1.45B $1.38B

10 GEOGRAPHIC EXPOSURE YTD 2013 REVENUE $464.9 $511.4 $1,386.7 $1,453.2 $0.0 $200.0 $400.0 $600.0 $800.0 $1,000.0 $1,200.0 $1,400.0 $1,600.0 Q3 2012 Q3 2013 YTD 2012 YTD 2013 67% 33% Foremarket Aftermarket REVENUE AFTERMARKET REVENUE YTD 2013 52% 48% Developed Economies Emerging Markets Note: Dollars in millions (unaudited). QTD YTD Existing Businesses 7.5% 3.3 % Acquisitions 1.4% 1.9 % FX Translation 1.1% (0.4)% Total Growth 10.0% 4.8%

11 Q3 2013 SALES AND ORDERS BY END MARKET Power Generation 37% Oil, Gas & Petro-chemical 22% Marine 12% Mining 3% General Industrial and Other 26% SALES: $511.4 Million Total Growth (Decline) Organic Growth (Decline) Power Generation 28.5% 28.7 % Oil, Gas & Petrochemical 1.5% (0.8)% Marine 22.6% 15.5 % Mining (70.9)% (70.2)% General Industrial & Other 23.0% 17.4 % Total 10.0% 7.5 % Power Generation 36% Oil, Gas & Petro-chemical 21% Marine 11% Mining 8% General Industrial and Other 24% ORDERS: $533.3 Million Total Growth (Decline) Organic Growth (Decline) Power Generation 30.8% 29.2 % Oil, Gas & Petrochemical 20.3% 17.3 % Marine (2.0)% (6.1)% Mining 28.6% 24.5 % General Industrial & Other 15.7% 8.7 % Total 20.2% 16.4%

12 YTD 2013 SALES AND ORDERS BY END MARKET Power Generation 38% Oil, Gas & Petro-chemical 22% Marine 12% Mining 5% General Industrial and Other 23% SALES: $1.45 Billion Total Growth (Decline) Organic Growth (Decline) Power Generation 29.1% 29.9 % Oil, Gas & Petrochemical (8.4)% (9.6)% Marine 8.9% 5.7 % Mining (48.6)% (47.0)% General Industrial & Other 6.2% 1.2 % Total 4.8% 3.3 % Power Generation 38% Oil, Gas & Petro-chemical 23% Marine 11% Mining 6% General Industrial and Other 22% ORDERS: $1.51 Billion Total Growth (Decline) Organic Growth (Decline) Power Generation 17.2% 14.2 % Oil, Gas & Petrochemical (3.6)% (5.6)% Marine 2.8% 0.1 % Mining (32.4)% (27.0)% General Industrial & Other 1.0% (5.5)% Total 2.6% (0.2)%

13 POWER GENERATION MARKET PERSPECTIVE SALES & ORDERS GROWTH 38% • Served by both Howden and Colfax Fluid Handling • Driven by fundamental global undersupply of electricity • Growth driven by environmental upgrades in China and the U.S., strong pump sales to natural gas combined cycle power stations, as well as record levels of maintenance work in South Africa YTD 2013 SALES SPLIT YTD 2013 ORDERS SPLIT 38% HIGHLIGHTS Q3 2013 vs. Q3 2012 YTD 2013 vs. YTD 2012 Total Organic Total Organic Sales 28.5% 28.7% 29.1% 29.9 % Orders 30.8% 29.2% 17.2% 14.2%

14 OIL, GAS & PETROCHEMICAL MARKET PERSPECTIVE SALES & ORDERS GROWTH (DECLINE) 23% • Served by both Howden and Colfax Fluid Handling • Strong order placement in midstream, along with robust activity in downstream as the Middle East and Southeast Asia refining capacity continues to increase • Benefiting from our previous investments in a local presence in the Middle East, where our selling and technical resources are starting to drive gains YTD 2013 SALES SPLIT YTD 2013 ORDERS SPLIT 22% HIGHLIGHTS Q3 2013 vs. Q3 2012 YTD 2013 vs. YTD 2012 Total Organic Total Organic Sales 1.5% (0.8)% (8.4)% (9.6)% Orders 20.3% 17.3% (3.6)% (5.6)%

15 MARINE MARKET PERSPECTIVE SALES & ORDERS GROWTH (DECLINE) 11% • Primarily served by Colfax Fluid Handling • Sales increase driven largely by continued strength in vessels serving the offshore oil & gas industry YTD 2013 SALES SPLIT YTD 2013 ORDERS SPLIT 12% HIGHLIGHTS Note: Marine market comprised of commercial marine and government, or defense, customers Q3 2013 vs. Q3 2012 YTD 2013 vs. YTD 2012 Total Organic Total Organic Sales 22.6% 15.5% 8.9% 5.7 % Orders (2.0)% (6.1)% 2.8% 0.1%

16 MINING MARKET PERSPECTIVE SALES & ORDERS (DECLINE) GROWTH 6% • Primarily served by Howden • Driven by demand of mined resources, including: coal, iron ore, copper, gold, nickel and potash • Order growth despite subdued market environment due to a large Mongolian order received during Q3 YTD 2013 SALES SPLIT YTD 2013 ORDERS SPLIT 5% HIGHLIGHTS Q3 2013 vs. Q3 2012 YTD 2013 vs. YTD 2012 Total Organic Total Organic Sales (70.9)% (70.2)% (48.6)% (47.0)% Orders 28.6% 24.5% (32.4)% (27.0)%

17 GENERAL INDUSTRIAL & OTHER MARKET PERSPECTIVE SALES & ORDERS GROWTH (DECLINE) 22% • Includes both Howden and Colfax Fluid Handling • Quarterly comparisons can be quite volatile due to the lumpiness of large orders • Significant opportunity for us in the environmental enhancement area for steel plants, particularly in China – Recent enforcement efforts in China make this a significant near term opportunity YTD 2013 SALES SPLIT YTD 2013 ORDERS SPLIT 23% HIGHLIGHTS Q3 2013 vs. Q3 2012 YTD 2013 vs. YTD 2012 Total Organic Total Organic Sales 23.0% 17.4% 6.2% 1.2 % Orders 15.7% 8.7% 1.0% (5.5)%

FABRICATION TECHNOLOGY

19 FABRICATION TECHNOLOGY Q3 2013 HIGHLIGHTS • Net sales of $503.2 million compared to net sales of $489.5 million in Q3 2012, an increase of 2.8% (an organic decline of 1.2%) • Adjusted segment operating income of $57.6 million and adjusted segment operating income margin of 11.4% – Sequential margin improvement of 70 basis points – Improvement over Q3 2012 of 240 basis points

20 FABRICATION TECHNOLOGY YTD 2013 HIGHLIGHTS • Net sales of $1.58 billion compared to net sales of $1.50 billion in the nine months ended September 28, 2012, an increase of 5.5% (an organic decline of 2.9%) • Adjusted segment operating income of $161.5 million and adjusted segment operating income margin of 10.2% – Improvement over the nine months ended September 28, 2012 of 200 basis points

21 GEOGRAPHIC EXPOSURE YTD 2013 REVENUE $489.5 $503.2 $1,499.8 $1,582.6 $0.0 $200.0 $400.0 $600.0 $800.0 $1,000.0 $1,200.0 $1,400.0 $1,600.0 Q3 2012 Q3 2013 YTD 2012 YTD 2013 74% 26% Consumables Equipment REVENUE REVENUE YTD 2013 38% 62% Developed Economies Emerging Markets Note: Dollars in millions (unaudited). QTD YTD Volume 0.3% (3.2)% Price/ Mix (1.5)% 0.3 % Acquisitions 6.3% 10.3 % FX Translation (2.3)% (1.9)% Total Growth 2.8% 5.5%

RESULTS OF OPERATIONS

23 INCOME STATEMENT SUMMARY (unaudited) Refer to Appendix for Non-GAAP reconciliation and footnotes. Note: Dollars in millions, except per share amounts. September 27, 2013 September 28, 2012 September 27, 2013 September 28, 2012 Net sales 1,014.6$ 954.4$ 3,035.8$ 2,886.5$ Gross profit 320.3$ 288.0$ 948.8$ 844.6$ % of sales 31.6% 30.2% 31.3% 29.3 % SG&A expense 208.1$ 217.1$ 641.8$ 661.2$ % of sales 20.5% 22.7% 21.1% 22.9 % Adjusted operating income 112.2$ 85.3$ 307.0$ 245.9$ % of sales 11.1% 8.9% 10.1% 8.5 % Adjusted net income 64.1$ 40.7$ 159.7$ 109.3$ % of sales 6.3% 4.3% 5.3% 3.8 % Adjusted net income per share 0.56$ 0.33$ 1.41$ 0.92$ Three Months Ended Nine Months Ended

APPENDIX

25 DISCLAIMER Colfax has provided financial information that has not been prepared in accordance with GAAP. These non-GAAP financial measures are adjusted net income, adjusted net income per share, projected adjusted net income per share, adjusted operating income, organic sales growth (decline) and organic order growth (decline). Adjusted net income, adjusted net income per share, projected adjusted net income per share and adjusted operating income exclude asbestos coverage litigation expense, expenses related to major restructuring programs and expenses and significant year-one fair value adjustment amortization expense related to the Charter acquisition, to the extent they impact the periods presented. The effective tax rates used to calculate adjusted net income and adjusted net income per share are 21.7% and 26.2% for the third quarter and nine months ended September 27, 2013, respectively, and 25.3% and 29.0% for the third quarter and nine months ended September 28, 2012. Projected adjusted net income per share was calculated using an effective tax rate of 27% and 28% for the fourth quarter and year ended December 31, 2013, respectively. Organic sales growth (decline) and organic order growth (decline) exclude the impact of acquisitions and foreign exchange rate fluctuations. These non-GAAP financial measures assist Colfax in comparing its operating performance on a consistent basis because, among other things, they remove the impact of asbestos insurance coverage issues and expenses, expenses and year-one fair value adjustment amortization expense related to the Charter acquisition and major restructuring programs. Sales and order information by end market are estimates. We periodically update our customer groupings order to refine these estimates.

NON-GAAP RECONCILIATION

(unaudited)

	Three Months Ended		Nine Months Ended	
	September 27, 2013	September 28, 2012	September 27, 2013	September 28, 2012
Adjusted Net Income and Adjusted Net Income Per Share				
Net income (loss) attributable to Colfax Corporation	55,475	$ 9,094	$ 141,502	$ (84,138)
Restructuring and other related charges	8,737	15,865	17,428	43,066
Charter acquisition-related expense	—	—	—	43,617
Fair value adjustments - ESAB/Howden backlog and inventory amortization expense	—	14,455	—	62,582
Asbestos coverage litigation expense	627	3,313	2,801	8,840
Tax adjustment[(1)]	(714)	(2,025)	(2,068)	35,320
Adjusted net income	64,125	40,702	159,663	109,287
Adjusted net income margin	6.3 %	4.3 %	5.3 %	3.8 %
Dividends on preferred stock	5,086	5,072	15,254	13,879
Adjusted net income available to Colfax Corporation common shareholders	59,039	35,630	144,409	95,408
Less: adjusted net income attributable to participating securities[(2)]	—	4,582	4,571	12,256
	$ 59,039	$ 31,048	$ 139,838	$ 83,152
Weighted-average shares outstanding - diluted	115,384,669	94,791,928	99,281,670	90,829,160
Adjusted net income per share	$ 0.56	$ 0.33	$ 1.41	$ 0.92
Net income (loss) per share— diluted (in accordance with GAAP)	$ 0.48	$ 0.04	$ 1.23	$ (1.09)

(1) The effective tax rates used to calculate adjusted net income and adjusted net income per share are 21.7% and 26.2% for the third quarter and nine months ended September 27, 2013, respectively, and 25.3% and 29.0% for the third quarter and nine months ended September 28, 2012.

(2) Adjusted net income per share for periods prior to April 23, 2013 were calculated consistently with the two-class method in accordance with GAAP as the Series A preferred stock were considered participating securities. Subsequent to April 23, 2013, adjusted net income per share was calculated consistently with the if-converted method in accordance with GAAP as the Series A preferred stock were no longer participating securities. Adjusted net income per share for the nine months ended September 27, 2013 excludes the impact of 12,173,291 common stock equivalent shares as their inclusion would be anti-dilutive.

Note: Dollars in thousands, except per share amounts.

26

COLFAX

NON-GAAP RECONCILIATION

(unaudited)

	Q3 2013 - QTD				Q3 2012 - QTD			
	Gas and Fluid Handling	Fabrication Technology	Corporate and Other	Total Colfax Corporation	Gas and Fluid Handling	Fabrication Technology	Corporate and Other	Total Colfax Corporation
Net sales	$ 511,360	$ 503,210	$ —	$ 1,014,570	$ 464,873	$ 489,567	$ —	$ 954,440
Operating income (loss)	64,135 12.5 %	52,124 10.4 %	(13,461)	102,798 10.1 %	32,361 7.0 %	31,357 6.4 %	(12,052)	51,666 5.4 %
Charter acquisition-related expense	—	—	—	—	—	—	—	—
Restructuring and other related charges	3,278	5,459	—	8,737	1,564	12,498	1,803	15,865
Asbestos coverage litigation expense	627	—	—	627	3,313	—	—	3,313
Fair value adjustments - ESAB/Howden backlog and inventory amortization expense	—	—	—	—	14,455	—	—	14,455
Adjusted operating income (loss)	$ 68,040 13.3 %	$ 57,583 11.4 %	$ (13,461)	$112,162 11.1 %	$ 51,693 11.1 %	$ 43,855 9.0 %	$ (10,249)	$ 85,299 8.9 %

	Q3 2013 - YTD				Q3 2012 - YTD			
	Gas and Fluid Handling	Fabrication Technology	Corporate and Other	Total Colfax Corporation	Gas and Fluid Handling	Fabrication Technology	Corporate and Other	Total Colfax Corporation
Net sales	$ 1,453,228	$ 1,582,603	$ —	$ 3,035,831	$ 1,386,699	$ 1,499,760	$ —	$ 2,886,459
Operating income (loss)	174,597 12.0 %	148,794 9.4 %	(36,614)	286,777 9.4 %	93,467 6.7 %	74,642 5.0 %	(80,268)	87,841 3.0 %
Charter acquisition-related expense	—		—	—	—	—	43,617	43,617
Restructuring and other related charges	4,744	12,684	—	17,428	5,379	31,620	6,067	43,066
Asbestos coverage litigation expense	2,801	—	—	2,801	8,840	—	—	8,840
Fair value adjustments - ESAB/Howden backlog and inventory amortization expense	—	—	—	—	45,597	16,985	—	62,582
Adjusted operating income (loss)	$ 182,142 12.5 %	$ 161,478 10.2 %	$ (36,614)	$307,006 10.1 %	$ 153,283 11.1 %	$ 123,247 8.2 %	$ (30,584)	$ 245,946 8.5 %

Note: Dollars in thousands.

27

COLFAX

SALES & ORDERS GROWTH

(unaudited)

	Net Sales		Orders	
	$	%	$	%
For the three months ended September 28, 2012	$ 954.4		$ 443.8	
Components of Change:				
Existing Businesses	29.1	3.0 %	72.6	16.4 %
Acquisitions [1]	37.6	3.9 %	6.7	1.5 %
Foreign Currency Translation	(6.5)	(0.6)%	10.2	2.3 %
Total	60.2	6.3 %	89.5	20.2 %
For the three months ended September 27, 2013	**$ 1,014.6**		**$ 533.3**	

	Net Sales		Orders		Backlog at Period End	
	$	%	$	%	$	%
As of and for the nine months ended September 28, 2012	$ 2,886.5		$ 1,475.7		$ 1,382.4	
Components of Change:						
Existing Businesses	2.4	0.1 %	(2.5)	(0.2)%	44.7	3.2 %
Acquisitions [1]	180.2	6.2 %	46.2	3.1 %	21.4	1.6 %
Foreign Currency Translation	(33.3)	(1.1)%	(5.8)	(0.3)%	(1.6)	(0.1)%
Total	149.3	5.2 %	37.9	2.6 %	64.5	4.7 %
As of and for the nine months ended September 27, 2013	**$ 3,035.8**		**$ 1,513.6**		**$ 1,446.9**	

(1) Represents the incremental sales, orders and order backlog as a result of our acquisitions of Charter, Soldex, Co-Vent and Clarus. The impact related to the Charter Acquisition represents 12 days of activity for ESAB and Howden as the acquisition closed on January 13, 2012.

Note: Dollars in millions.

28

COLFAX

29 2013 OUTLOOK SUMMARY (OCTOBER UPDATE) (unaudited) _____________________ Note: Guidance as of October 24, 2013. (1) Due to the transaction costs and fair value accounting adjustments, the acquired entities are expected to be approximately breakeven at operating profit. In thousands, except per share data Revenue- Base Business 1,045,000$ 1,075,000$ Acquired Entities (1) 40,000 40,000 Revenue 1,085,000$ 1,115,000$ 4,120,000$ 4,150,000$ Adjusted Operating Profit 115,000 122,000 422,000 429,000 Interest (17,000) (17,000) (76,000) (76,000) Taxes (27,000) (29,000) (92,000) (94,000) Noncontrolling interest (7,000) (7,000) (31,000) (31,000) Adjusted Net Income- Colfax 64,000 69,000 223,000 228,000 Adjusted EPS 0.56$ 0.60$ 1.98$ 2.03$ Q4 2013

30 NON-GAAP RECONCILIATION (unaudited) _____________________ Note: Guidance as of October 24, 2013. Projected net income per share - diluted 0.37$ 0.41$ 1.59$ 1.64$ Restructuring costs 0.23 0.23 0.43 0.43 Asbestos coverage litigation 0.01 0.01 0.03 0.03 Tax adjustment (0.05) (0.05) (0.07) (0.07) - - Projected adjusted net income per share - diluted 0.56$ 0.60$ 1.98$ 2.03$ 2013 EPS Range